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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Steven C. Quay, M.D., Ph.D., Chief Executive Officer of Nastech Pharmaceutical Company Inc. ("Nastech"), and Gregory L. Weaver, Chief Financial Officer of Nastech, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Nastech on Form 10-K for the fiscal year ended December 31, 2003 (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Nastech.

Date:  March 12, 2004

                                           By: /s/ Steven C. Quay
                                               ------------------------------
                                           Name:  Steven C. Quay, M.D., Ph.D.
                                           Title:   Chief Executive Officer



                                           By  /s/ Gregory L. Weaver
                                               ------------------------------
                                           Name:  Gregory L. Weaver
                                           Title:  Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Nastech and will be retained by Nastech and furnished to the Securities Exchange Commission or its staff upon request.